The FBR Rushmore Fund, Inc.

FBR U.S. Government Bond Portfolio

Supplement dated April 30, 2002 to
Prospectus dated January 1, 2002 as previously supplemented April 15, 2002 and March 22, 2002

  The following section shall replace "Facts to Know Before You Invest" on page 7 of the FBR U.S. Government Bond Portfolio's ("Fund") prospectus:

Facts To Know Before You Invest
    The minimum initial investment minimum is $2,000.
    Retirement accounts may be opened with a $1,000 minimum investment.
    Additional investments must be at least $100.
    There are no sales charges.
    The Fund reserves the right to reject any purchase order and vary the initial and subsequent investment minimums at any time.
    All shares are electronically recorded; the Fund will not issue certificates.
    A $10 fee may be charged for items returned for insufficient or uncollectible funds.
    There is a $10 foreign check fee.
  The following sentence in the fourth bullet point under "Additional Information You Should Know When You Redeem" shall replace the first sentence in the paragraph:

                If your monthly account balance averages less than $1,000 due to redemptions you may be charged a $5 fee.

Investors should retain this Supplement for future reference.